UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.19

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

ANNUAL REPORT

January 8, 2020

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the annual reporting period ended November 30, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND[1]

Class A Shares	9.87%	2.58%

Class C Shares	9.49%	1.84%

Advisor Class Shares[2]	10.04%	2.83%

Class R Shares[2]	9.65%	2.16%

Class K Shares[2]	9.86%	2.48%

Class I Shares[2]	10.00%	2.81%

Class Z Shares[2]	10.07%	2.89%

Primary Benchmark: Russell 2500 Value Index	10.80%	6.68%

Russell 2500 Index	12.37%	11.41%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2019, by 0.00% and 0.05%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended November 30, 2019.

During the 12-month period, all share classes underperformed the primary benchmark and Russell 2500 Index, before sales charges. Security selection detracted, relative to the benchmark, because of selection within industrials and technology. Selection within consumer staples and utilities contributed. Sector selection contributed to returns. An overweight to technology contributed while an underweight to real estate detracted.

During the six-month period, all share classes underperformed the primary benchmark and Russell 2500 Index, before sales charges. Security

2 | AB DISCOVERY VALUE FUND	abfunds.com

selection drove relative underperformance. Security selection within technology and real estate detracted, while selection within consumer discretionary contributed. Overall, sector selection was positive. An overweight to technology contributed, while an underweight to industrials detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded double-digit returns and emerging markets rallied during the 12-month period ended November 30, 2019. After declining at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investor sentiment. Escalation of the trade war continued, however, and emerging geopolitical pressures increased market volatility, restrained business spending and resulted in slowing global growth. Although low unemployment and relatively strong consumer spending continued to support the US economic expansion throughout the period, the US Federal Reserve implemented three consecutive rate cuts. Accommodative monetary policies put in place by the world’s central banks helped support capital markets abroad as well. Late in the third quarter, US equity market performance was accompanied by a sharp style rotation as quality-growth and lower-volatility stocks, which had performed strongly earlier in the year, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value stocks over the entire period and large-cap stocks outperformed their small-cap peers. In November, investors gained confidence in the belief that a phase-one trade deal could be reached by the end of the year.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500

(continued on next page)

abfunds.com	AB DISCOVERY VALUE FUND | 3

Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2009 TO 11/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/2009 to 11/30/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB DISCOVERY VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.58%	-1.79%

5 Years	5.82%	4.91%

10 Years	11.05%	10.57%

CLASS C SHARES

1 Year	1.84%	0.93%

5 Years	5.05%	5.05%

10 Years	10.25%	10.25%

ADVISOR CLASS SHARES[1]

1 Year	2.83%	2.83%

5 Years	6.10%	6.10%

10 Years	11.36%	11.36%

CLASS R SHARES[1]

1 Year	2.16%	2.16%

5 Years	5.42%	5.42%

10 Years	10.69%	10.69%

CLASS K SHARES[1]

1 Year	2.48%	2.48%

5 Years	5.74%	5.74%

10 Years	11.01%	11.01%

CLASS I SHARES[1]

1 Year	2.81%	2.81%

5 Years	6.10%	6.10%

10 Years	11.37%	11.37%

CLASS Z SHARES[1]

1 Year	2.89%	2.89%

5 Years	6.19%	6.19%

Since Inception[2]	7.59%	7.59%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.10%, 1.85%, 0.85%, 1.52%, 1.21%, 0.86% and 0.78% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.64%

5 Years	5.10%

10 Years	10.09%

CLASS C SHARES

1 Year	17.86%

5 Years	5.23%

10 Years	9.77%

ADVISOR CLASS SHARES[1]

1 Year	20.04%

5 Years	6.30%

10 Years	10.88%

CLASS R SHARES[1]

1 Year	19.27%

5 Years	5.61%

10 Years	10.20%

CLASS K SHARES[1]

1 Year	19.68%

5 Years	5.94%

10 Years	10.53%

CLASS I SHARES[1]

1 Year	20.11%

5 Years	6.30%

10 Years	10.89%

CLASS Z SHARES[1]

1 Year	20.17%

5 Years	6.38%

Since Inception[2]	7.87%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

abfunds.com	AB DISCOVERY VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,098.70	$5.89	1.12%	$5.89	1.12%
Hypothetical**	$1,000	$1,019.45	$5.67	1.12%	$5.67	1.12%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,094.90	$9.82	1.87%	$9.82	1.87%
Hypothetical**	$1,000	$1,015.69	$9.45	1.87%	$9.45	1.87%
Advisor Class
Actual	$1,000	$1,100.40	$4.58	0.87%	$4.58	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%	$4.41	0.87%
Class R
Actual	$1,000	$1,096.50	$7.99	1.52%	$8.04	1.53%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%	$7.74	1.53%
Class K
Actual	$1,000	$1,098.60	$6.42	1.22%	$6.42	1.22%
Hypothetical**	$1,000	$1,018.95	$6.17	1.22%	$6.17	1.22%
Class I
Actual	$1,000	$1,100.00	$4.69	0.89%	$4.69	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%	$4.51	0.89%
Class Z
Actual	$1,000	$1,100.70	$4.16	0.79%	$4.16	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%	$4.00	0.79%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

abfunds.com	AB DISCOVERY VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,977.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

US Foods Holding Corp.	$49,841,594	1.7%

Reinsurance Group of America, Inc. – Class A	49,468,734	1.7

Zions Bancorp NA	48,610,917	1.6

Nomad Foods Ltd.	45,430,875	1.5

Alliant Energy Corp.	44,725,534	1.5

Masonite International Corp.	44,285,091	1.5

BankUnited, Inc.	44,106,321	1.5

NCR Corp.	43,474,766	1.5

Everest Re Group Ltd.	43,425,742	1.4

Alaska Air Group, Inc.	43,411,914	1.4

	$456,781,488	15.3%

1	All data are as of November 30, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 22.9%
Banks – 10.5%
Associated Banc-Corp.	1,947,920	$41,763,405
Comerica, Inc.	511,558	36,018,799
Sterling Bancorp/DE(a)	1,770,729	36,158,286
Synovus Financial Corp.	1,063,728	40,517,399
Texas Capital Bancshares, Inc.(b)	598,613	34,599,831
Umpqua Holdings Corp.	2,323,288	38,032,225
Webster Financial Corp.	729,943	35,540,925
Zions Bancorp NA(a)	976,515	48,610,917

		311,241,787

Consumer Finance – 0.9%
OneMain Holdings, Inc.	602,531	25,963,061

Insurance – 8.8%
American Financial Group, Inc./OH	363,124	39,838,334
Everest Re Group Ltd.(a)	160,089	43,425,742
First American Financial Corp.	445,571	28,347,227
Hanover Insurance Group, Inc. (The)	174,078	23,662,423
Kemper Corp.	382,673	28,287,188
Old Republic International Corp.(a)	1,255,146	28,316,094
Reinsurance Group of America, Inc. – Class A	298,977	49,468,734
Selective Insurance Group, Inc.	326,510	21,621,492

		262,967,234

Thrifts & Mortgage Finance – 2.7%
BankUnited, Inc.	1,258,024	44,106,321
Essent Group Ltd.	672,427	36,748,136

		80,854,457

		681,026,539

Information Technology – 14.2%
Communications Equipment – 1.0%
NetScout Systems, Inc.(a)(b)	1,170,946	29,507,839

Electronic Equipment, Instruments & Components – 2.7%
Avnet, Inc.	383,502	15,589,356
Belden, Inc.	500,340	26,888,272
TTM Technologies, Inc.(a)(b)	2,188,266	29,344,647
Vishay Intertechnology, Inc.(a)	417,770	8,309,445

		80,131,720

IT Services – 2.0%
Amdocs Ltd.	456,590	31,641,687
Genpact Ltd.	687,815	27,994,071

		59,635,758

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.1%
Cypress Semiconductor Corp.	1,363,814	$31,981,438
Kulicke & Soffa Industries, Inc.(a)	1,386,886	34,796,970
MaxLinear, Inc. – Class A(a)(b)	1,239,585	24,630,554

		91,408,962

Software – 4.0%
Cerence, Inc.(a)(b)	299,419	4,658,960
CommVault Systems, Inc.(b)	747,548	37,840,880
Nuance Communications, Inc.(a)(b)	2,395,354	42,948,697
Verint Systems, Inc.(a)(b)	670,194	32,578,130

		118,026,667

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)(b)	1,324,239	43,474,766

		422,185,712

Industrials – 13.7%
Aerospace & Defense – 1.1%
AAR Corp.(a)	759,660	33,949,205

Air Freight & Logistics – 0.8%
Hub Group, Inc. – Class A(a)(b)	449,350	22,948,304

Airlines – 3.5%
Alaska Air Group, Inc.(a)	629,067	43,411,914
Hawaiian Holdings, Inc.(a)	991,691	30,038,320
SkyWest, Inc.	491,368	30,779,292

		104,229,526

Building Products – 1.5%
Masonite International Corp.(b)	616,784	44,285,091

Construction & Engineering – 1.8%
Quanta Services, Inc.	877,438	36,536,518
Tutor Perini Corp.(a)(b)	1,177,776	18,761,972

		55,298,490

Electrical Equipment – 1.8%
EnerSys(a)	467,391	32,796,827
Regal Beloit Corp.	256,447	20,959,413

		53,756,240

Machinery – 1.7%
Kennametal, Inc.(a)	806,443	28,088,410
Terex Corp.	795,375	22,326,176

		50,414,586

Road & Rail – 0.8%
Knight-Swift Transportation Holdings, Inc.(a)	622,157	23,013,587

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.7%
MRC Global, Inc.(a)(b)	1,582,087	$21,105,041

		409,000,070

Consumer Discretionary – 13.4%
Auto Components – 2.7%
Cooper-Standard Holdings, Inc.(b)	503,953	14,327,384
Dana, Inc.(a)	2,092,304	35,464,553
Lear Corp.	259,166	31,180,261

		80,972,198

Diversified Consumer Services – 0.4%
Houghton Mifflin Harcourt Co.(b)	2,255,051	13,237,149

Hotels, Restaurants & Leisure – 2.5%
Bloomin’ Brands, Inc.(a)	1,510,320	36,323,196
Papa John’s International, Inc.(a)	583,940	36,951,723

		73,274,919

Household Durables – 2.4%
Lennar Corp. – Class A(a)	598,652	35,709,592
Taylor Morrison Home Corp. – Class A(b)	1,541,855	35,801,873

		71,511,465

Leisure Products – 2.1%
Brunswick Corp./DE	629,078	36,970,914
Callaway Golf Co.(a)	1,225,116	25,457,911

		62,428,825

Specialty Retail – 1.7%
Foot Locker, Inc.(a)	593,591	23,773,320
Michaels Cos., Inc. (The)(a)(b)	1,721,838	14,084,635
Signet Jewelers Ltd.(a)	672,622	12,356,066

		50,214,021

Textiles, Apparel & Luxury Goods – 1.6%
Capri Holdings Ltd.(a)(b)	620,964	23,062,603
Skechers U.S.A., Inc. – Class A(b)	621,948	25,014,748

		48,077,351

		399,715,928

Real Estate – 13.1%
Equity Real Estate Investment Trusts (REITs) – 13.1%
American Campus Communities, Inc.	818,281	39,310,219
Americold Realty Trust(a)	912,068	34,311,998
Camden Property Trust	379,779	42,364,348
Cousins Properties, Inc.(a)	920,274	37,261,894
CubeSmart	1,331,161	41,053,005
Easterly Government Properties, Inc.	1,197,167	27,846,105
Empire State Realty Trust, Inc. – Class A(a)	1,492,723	20,838,413

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

MGM Growth Properties LLC – Class A(a)	1,182,077	$36,632,566
Park Hotels & Resorts, Inc.(a)	1,194,655	28,253,591
STAG Industrial, Inc.	1,369,082	42,427,851
Sun Communities, Inc.	236,798	39,002,999

		389,302,989

Materials – 6.0%
Chemicals – 2.4%
Orion Engineered Carbons SA(a)	1,375,734	25,010,844
Trinseo SA(a)	588,565	22,359,584
Westlake Chemical Corp.(a)	351,808	24,162,174

		71,532,602

Containers & Packaging – 1.9%
Graphic Packaging Holding Co.	2,011,174	32,721,801
Sealed Air Corp.(a)	661,270	24,949,717

		57,671,518

Metals & Mining – 1.7%
Alcoa Corp.(b)	958,772	19,511,010
Carpenter Technology Corp.	559,805	29,428,949

		48,939,959

		178,144,079

Consumer Staples – 5.5%
Beverages – 1.1%
Cott Corp.	2,507,887	33,530,449

Food & Staples Retailing – 1.7%
US Foods Holding Corp.(b)	1,253,246	49,841,594

Food Products – 2.7%
Hain Celestial Group, Inc. (The)(a)(b)	1,414,468	34,965,649
Nomad Foods Ltd.(b)	2,163,375	45,430,875

		80,396,524

		163,768,567

Utilities – 3.8%
Electric Utilities – 2.3%
Alliant Energy Corp.(a)	843,878	44,725,534
PNM Resources, Inc.	517,579	25,076,703

		69,802,237

Gas Utilities – 0.6%
Southwest Gas Holdings, Inc.	231,246	17,519,197

Multi-Utilities – 0.9%
Black Hills Corp.	348,378	26,675,303

		113,996,737

Energy – 3.8%
Energy Equipment & Services – 2.2%
Dril-Quip, Inc.(a)(b)	484,625	20,480,252
Oil States International, Inc.(a)(b)	1,285,237	20,486,678

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Patterson-UTI Energy, Inc.(a)	2,213,356	$19,787,403
RPC, Inc.(a)	898,722	3,469,067

		64,223,400

Oil, Gas & Consumable Fuels – 1.6%
Cimarex Energy Co.	213,134	9,797,770
HollyFrontier Corp.	335,790	17,309,974
QEP Resources, Inc.(a)	3,150,264	10,301,363
SM Energy Co.(a)	1,332,186	11,070,466

		48,479,573

		112,702,973

Health Care – 2.3%
Health Care Providers & Services – 1.1%
Molina Healthcare, Inc.(b)	254,803	34,525,806

Life Sciences Tools & Services – 1.2%
ICON PLC(b)	212,568	34,682,595

		69,208,401

Communication Services – 0.7%
Media – 0.7%
Criteo SA (Sponsored ADR)(b)	1,262,905	22,542,854

Total Common Stocks (cost $2,728,753,984)		2,961,594,849

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(c)(d)(e) (cost $22,878,048)	22,878,048	22,878,048

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $2,751,632,032)		2,984,472,897

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(c)(d)(e) (cost $38,268,664)	38,268,664	38,268,664

Total Investments – 101.5% (cost $2,789,900,696)		3,022,741,561
Other assets less liabilities – (1.5)%		(45,022,205)

Net Assets – 100.0%		$2,977,719,356

abfunds.com	AB DISCOVERY VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,728,753,984)	$2,961,594,849	(a)
Affiliated issuers (cost $61,146,712—including investment of cash collateral for securities loaned of $38,268,664)	61,146,712
Unaffiliated dividends receivable	2,663,896
Receivable for shares of beneficial interest sold	1,162,489
Affiliated dividends receivable	42,824

Total assets	3,026,610,770

Liabilities
Payable for collateral received on securities loaned	38,268,664
Payable for investment securities purchased	5,365,436
Payable for shares of beneficial interest redeemed	2,900,340
Advisory fee payable	1,789,887
Distribution fee payable	137,606
Transfer Agent fee payable	75,972
Administrative fee payable	34,149
Trustees’ fees payable	5,808
Accrued expenses	313,552

Total liabilities	48,891,414

Net Assets	$2,977,719,356

Composition of Net Assets
Paid-in capital	$2,644,314,744
Distributable earnings	333,404,612

	$2,977,719,356

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$368,200,794	18,165,320	$20.27	*

C	$36,123,866	2,074,146	$17.42

Advisor	$1,310,091,313	62,899,068	$20.83

R	$60,910,667	3,116,905	$19.54

K	$31,724,467	1,590,945	$19.94

I	$231,568,830	11,501,716	$20.13

Z	$939,099,419	46,689,974	$20.11

(a)	Includes securities on loan with a value of $397,127,358 (see Note E).

*	The maximum offering price per share for Class A shares was $21.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $205,798)	$49,255,329
Affiliated issuers	1,129,476
Securities lending income	238,234	$50,623,039

Expenses
Advisory fee (see Note B)	21,176,136
Distribution fee—Class A	952,574
Distribution fee—Class B	12,815
Distribution fee—Class C	447,582
Distribution fee—Class R	328,951
Distribution fee—Class K	81,017
Transfer agency—Class A	421,057
Transfer agency—Class B	1,928
Transfer agency—Class C	50,426
Transfer agency—Advisor Class	1,390,630
Transfer agency—Class R	171,054
Transfer agency—Class K	64,813
Transfer agency—Class I	239,611
Transfer agency—Class Z	174,682
Printing	208,855
Custodian	200,440
Registration fees	132,552
Administrative	75,136
Audit and tax	61,623
Legal	41,667
Trustees’ fees	22,861
Miscellaneous	98,066

Total expenses	26,354,476
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(53,569)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(8,330)

Net expenses		26,292,577

Net investment income		24,330,462

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		112,923,557
Net change in unrealized appreciation/depreciation of investments		(55,882,874)

Net gain on investment transactions		57,040,683

Net Increase in Net Assets from Operations		$81,371,145

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2019	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,330,462	$14,836,195
Net realized gain on investment transactions	112,923,557	301,534,431
Net change in unrealized appreciation/depreciation of investments	(55,882,874)	(391,358,084)

Net increase (decrease) in net assets from operations	81,371,145	(74,987,458)
Distributions to Shareholders
Class A	(40,461,908)	(30,917,293)
Class B	(168,325)	(151,639)
Class C	(6,240,185)	(5,317,347)
Advisor Class	(128,991,159)	(87,081,656)
Class R	(7,128,221)	(5,715,166)
Class K	(3,597,798)	(2,549,197)
Class I	(21,609,153)	(16,864,120)
Class Z	(78,757,774)	(35,584,225)
Transactions in Shares of Beneficial Interest
Net increase	235,502,270	242,292,634

Total increase (decrease)	29,918,892	(16,875,467)
Net Assets
Beginning of period	2,947,800,464	2,964,675,931

End of period	$2,977,719,356	$2,947,800,464

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

November 30, 2019

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but not currently offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

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NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,961,594,849		$	– 0	–	$	– 0	–	$2,961,594,849
Short-Term Investments	22,878,048			– 0	–		– 0	–	22,878,048
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	38,268,664			– 0	–		– 0	–	38,268,664

Total Investments in Securities	3,022,741,561			– 0	–		– 0	–	3,022,741,561
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$3,022,741,561		$	– 0	–	$	– 0	–	$3,022,741,561

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2019, the reimbursement for such services amounted to $75,136.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $998,762 for the year ended November 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,356 from the sale of Class A shares and received $2,660 and $1,455 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2019, such waiver amounted to $47,767.

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2019 is as follows:

Fund	Market Value 11/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$73,031	$544,542	$594,695	$22,878	$1,074
Government Money Market Portfolio*	22,602	274,494	258,827	38,269	55

Total				$61,147	$1,129

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective of August 1, 2012, with respect to Class B shares, payments made to the Distributor were voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2019, such waiver amounted to $8,330. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,627,515, $2,604,713 and $842,595 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,056,408,867		$1,021,454,774
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,805,252,264

Gross unrealized appreciation	$532,395,216
Gross unrealized depreciation	(314,905,919)

Net unrealized appreciation	$217,489,297

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2019.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$397,127,358	$38,268,664	$372,247,159	$238,234	$55,119	$5,802

*	As of November 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class A
Shares sold	2,076,579	2,972,731	$39,628,079	$68,357,895

Shares issued in reinvestment of dividends and distributions	2,050,857	1,295,322	37,448,649	28,717,292

Shares converted from Class B	79,983	26,077	1,605,743	596,471

Shares converted from Class C	423,146	257,151	8,198,544	5,936,618

Shares redeemed	(5,627,806)	(6,474,204)	(108,265,052)	(148,763,563)

Net decrease	(997,241)	(1,922,923)	$(21,384,037)	$(45,155,287)

Class B
Shares sold	3,680	5,070	$70,480	$109,878

Shares issued in reinvestment of dividends and distributions	9,648	7,149	164,115	148,770

Shares converted to Class A	(85,935)	(27,799)	(1,605,743)	(596,471)

Shares redeemed	(7,930)	(12,489)	(143,626)	(272,078)

Net decrease	(80,537)	(28,069)	$(1,514,774)	$(609,901)

Class C
Shares sold	159,322	181,779	$2,574,925	$3,693,219

Shares issued in reinvestment of distributions	352,981	242,826	5,577,107	4,754,537

Shares converted to Class A	(490,727)	(292,044)	(8,198,544)	(5,936,618)

Shares redeemed	(1,036,885)	(843,389)	(17,145,020)	(17,159,288)

Net decrease	(1,015,309)	(710,828)	$(17,191,532)	$(14,648,150)

Advisor Class
Shares sold	15,113,511	25,033,018	$294,046,940	$591,086,891

Shares issued in reinvestment of dividends and distributions	6,069,085	3,407,925	113,613,272	77,291,734

Shares redeemed	(17,931,388)	(25,969,739)	(351,268,287)	(621,262,057)

Net increase	3,251,208	2,471,204	$56,391,925	$47,116,568

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class R
Shares sold	390,244	512,568	$7,195,607	$11,391,947

Shares issued in reinvestment of dividends and distributions	403,408	264,931	7,128,221	5,711,907

Shares redeemed	(1,145,447)	(1,338,664)	(21,447,128)	(29,815,335)

Net decrease	(351,795)	(561,165)	$(7,123,300)	$(12,711,481)

Class K
Shares sold	319,514	408,638	$6,041,092	$9,290,017

Shares issued in reinvestment of dividends and distributions	200,100	116,561	3,597,792	2,549,193

Shares redeemed	(633,316)	(632,683)	(11,962,795)	(14,193,352)

Net decrease	(113,702)	(107,484)	$(2,323,911)	$(2,354,142)

Class I
Shares sold	2,878,890	3,008,710	$54,644,227	$68,328,504

Shares issued in reinvestment of dividends and distributions	1,192,740	765,314	21,576,661	16,836,907

Shares redeemed	(2,690,212)	(4,716,183)	(51,782,957)	(106,343,136)

Net increase (decrease)	1,381,418	(942,159)	$24,437,931	$(21,177,725)

Class Z
Shares sold	14,165,272	15,618,554	$267,934,208	$363,522,709

Shares issued in reinvestment of dividends and distributions	4,356,834	1,619,673	78,684,418	35,584,223

Shares redeemed	(7,451,335)	(4,717,250)	(142,408,658)	(107,274,180)

Net increase	11,070,771	12,520,977	$204,209,968	$291,832,752

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$35,054,297	$10,195,499
Net long-term capital gains	251,900,226	173,985,144

Total taxable distributions	$286,954,523	$184,180,643

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,275,092
Undistributed capital gains	93,640,223
Unrealized appreciation/(depreciation)	217,489,297	(a)

Total accumulated earnings/(deficit)	$333,404,612

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 22.06	$ 24.15	$ 22.12	$ 20.19	$ 22.91

Income From Investment Operations

Net investment income(a)	.12	(b)	.07	(b)	.04	(b)	.05	(b)	.03

Net realized and unrealized gain (loss) on investment transactions	.21	(.69)	2.75	3.02	.13

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.33	(.62)	2.79	3.07	.16

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.04)	(.04)	(.00	)(c)	(.10)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(2.12)	(1.47)	(.76)	(1.14)	(2.88)

Net asset value, end of period	$ 20.27	$ 22.06	$ 24.15	$ 22.12	$ 20.19

Total Return

Total investment return based on net asset value(d)*	2.58%	(2.57)%	12.94%	16.56%	.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$368,201	$422,764	$509,111	$516,153	$549,547

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.12%	1.10%	1.12%	1.16%	1.20%

Expenses, before waivers/reimbursements(e)	1.13%	1.10%	1.13%	1.16%	1.20%

Net investment income	.64	%(b)	.30	%(b)	.17	%(b)	.25	%(b)	.16%

Portfolio turnover rate	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 19.34	$ 21.46	$ 19.85	$ 18.37	$ 21.13

Income From Investment Operations

Net investment loss(a)	(.02	)(b)	(.09	)(b)	(.12	)(b)	(.08	)(b)	(.10)

Net realized and unrealized gain (loss) on investment transactions	.16	(.60)	2.45	2.70	.12

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.14	(.69)	2.33	2.62	.02

Less: Distributions

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Net asset value, end of period	$ 17.42	$19.34	$ 21.46	$ 19.85	$ 18.37

Total Return

Total investment return based on net asset value(d)*	1.84%	(3.31)%	12.11%	15.69%	.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,124	$59,761	$81,567	$143,061	$153,736

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.88%	1.85%	1.87%	1.90%	1.90%

Expenses, before waivers/reimbursements(e)	1.88%	1.85%	1.87%	1.90%	1.90%

Net investment loss	(.10	)%(b)	(.44	)%(b)	(.60	)%(b)	(.49	)%(b)	(.55)%

Portfolio turnover rate	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 22.62	$ 24.72	$ 22.62	$ 20.63	$ 23.35

Income From Investment Operations

Net investment income(a)	.18	(b)	.13	(b)	.10	(b)	.10	(b)	.09

Net realized and unrealized gain (loss) on investment transactions	.21	(.71)	2.81	3.08	.14

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.39	(.58)	2.91	3.18	.23

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.09)	(.09)	(.05)	(.17)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(2.18)	(1.52)	(.81)	(1.19)	(2.95)

Net asset value, end of period	$ 20.83	$ 22.62	$ 24.72	$ 22.62	$ 20.63

Total Return

Total investment return based on net asset value(d)*	2.83%	(2.34)%	13.25%	16.83%	1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,310,091	$1,349,282	$1,413,304	$1,221,938	$1,155,700

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.87%	.85%	.87%	.89%	.90%

Expenses, before waivers/reimbursements(e)	.88%	.85%	.88%	.90%	.90%

Net investment income	.89	%(b)	.56	%(b)	.42	%(b)	.50	%(b)	.44%

Portfolio turnover rate	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 21.36	$ 23.48	$ 21.57	$ 19.79	$ 22.50

Income From Investment Operations

Net investment income (loss)(a)	.05	(b)	(.02	)(b)	(.05	)(b)	(.02	)(b)	(.03)

Net realized and unrealized gain (loss) on investment transactions	.19	(.67)	2.68	2.94	.13

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.24	(.69)	2.63	2.92	.10

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(2.06)	(1.43)	(.72)	(1.14)	(2.81)

Net asset value, end of period	$ 19.54	$ 21.36	$ 23.48	$ 21.57	$ 19.79

Total Return

Total investment return based on net asset value(d)*	2.16%	(3.01)%	12.55%	16.11%	.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$60,911	$74,104	$94,612	$100,017	$106,830

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.52%	1.51%	1.52%	1.52%	1.54%

Expenses, before waivers/reimbursements(e)	1.53%	1.52%	1.53%	1.53%	1.54%

Net investment income (loss)	.24	%(b)	(.11	)%(b)	(.23	)%(b)	(.11	)%(b)	(.17)%

Portfolio turnover rate	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 21.74	$ 23.80	$ 21.82	$ 19.95	$ 22.67

Income From Investment Operations

Net investment income(a)	.10	(b)	.05	(b)	.01	(b)	.03	(b)	.03

Net realized and unrealized gain (loss) on investment transactions	.21	(.68)	2.72	2.98	.13

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.31	(.63)	2.73	3.01	.16

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–	(.03)	– 0	–	(.10)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(2.11)	(1.43)	(.75)	(1.14)	(2.88)

Net asset value, end of period	$ 19.94	$ 21.74	$ 23.80	$ 21.82	$ 19.95

Total Return

Total investment return based on net asset value(d)*	2.48%	(2.69)%	12.88%	16.45%	.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,724	$37,062	$43,126	$63,529	$62,512

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.21%	1.20%	1.21%	1.21%	1.23%

Expenses, before waivers/reimbursements(e)	1.22%	1.21%	1.22%	1.22%	1.23%

Net investment income	.55	%(b)	.20	%(b)	.07	%(b)	.19	%(b)	.13%

Portfolio turnover rate	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 21.94	$ 24.03	$ 22.01	$ 20.10	$ 22.83

Income From Investment Operations

Net investment income(a)	.17	(b)	.12	(b)	.10	(b)	.09	(b)	.10

Net realized and unrealized gain (loss) on investment transactions	.20	(.68)	2.73	3.01	.13

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.37	(.56)	2.83	3.10	.23

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.10)	(.09)	(.05)	(.18)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(2.18)	(1.53)	(.81)	(1.19)	(2.96)

Net asset value, end of period	$ 20.13	$ 21.94	$ 24.03	$ 22.01	$ 20.10

Total Return

Total investment return based on net asset value(d)*	2.81%	(2.35)%	13.27%	16.85%	1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$231,569	$222,060	$265,834	$247,354	$194,660

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.88%	.86%	.85%	.88%	.88%

Expenses, before waivers/reimbursements(e)	.88%	.86%	.86%	.89%	.88%

Net investment income	.89	%(b)	.54	%(b)	.44	%(b)	.50	%(b)	.48%

Portfolio turnover rate	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 21.93	$ 24.01	$ 21.99	$ 20.09	$ 22.82

Income From Investment Operations

Net investment income(a)	.19	(b)	.14	(b)	.12	(b)	.11	(b)	.10

Net realized and unrealized gain (loss) on investment transactions	.19	(.68)	2.72	2.99	.15

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.38	(.54)	2.84	3.10	.25

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.11)	(.10)	(.06)	(.20)

Distributions from net realized gain on investment transactions	(2.06)	(1.43)	(.72)	(1.14)	(2.78)

Total dividends and distributions	(2.20)	(1.54)	(.82)	(1.20)	(2.98)

Net asset value, end of period	$ 20.11	$ 21.93	$ 24.01	$ 21.99	$ 20.09

Total Return

Total investment return based on net asset value(d)*	2.89%	(2.25)%	13.36%	16.93%	1.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$939,099	$781,102	$554,655	$279,294	$212,344

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.79%	.77%	.78%	.80%	.81%

Expenses, before waivers/reimbursements(e)	.79%	.78%	.79%	.80%	.81%

Net investment income	.97	%(b)	.62	%(b)	.53	%(b)	.59	%(b)	.48%

Portfolio turnover rate.	36%	42%	39%	57%	47%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Discovery Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 24, 2020

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2019. For individual shareholders, the Fund designates 91.11% of dividends paid as qualified dividend income. For corporate shareholders, 86.68% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1)* Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Bermudez will join the Board on January 1, 2020.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Jorge A. Bermudez,^,* 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

James W. MacGregor 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

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dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other.

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The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration

abfunds.com	AB DISCOVERY VALUE FUND | 59

prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

60 | AB DISCOVERY VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 61

NOTES

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NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 63

NOTES

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NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 65

NOTES

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NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 67

NOTES

68 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0151-1119

NOV    11.30.19

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

ANNUAL REPORT

January 7, 2020

This report provides management’s discussion of fund performance for AB International Value Fund for the annual reporting period ended November 30, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND[1]

Class A Shares	10.69%	4.47%

Class C Shares	10.27%	3.66%

Advisor Class Shares[2]	10.87%	4.72%

Class R Shares[2]	10.52%	4.18%

Class K Shares[2]	10.72%	4.48%

Class I Shares[2]	10.86%	4.87%

MSCI EAFE Index (net)	9.79%	12.44%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2019, by 0.19% and 0.19%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2019.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection within materials and consumer discretionary detracted, relative to the benchmark, while selection within utilities and communication services contributed. Sector selection also detracted due to an overweight to energy and an underweight to health care, while an overweight to materials and an underweight to financials contributed. Overall country selection (a result of bottom-up security analysis combined with fundamental research) detracted, led by an underweight to Australia. An overweight to Ireland contributed.

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

During the six-month period, all share classes outperformed the benchmark, before sales charges. Security selection added to returns, mainly within industrials, utilities and financials, though selection within materials took back some of these gains. Sector selection detracted from performance. An underweight to health care and an overweight to energy detracted, while underweights to real estate and consumer staples contributed. Overall country selection detracted for the period. An underweight to Japan detracted most, while an underweight to Hong Kong contributed.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

International stocks recorded double-digit returns and emerging markets rallied during the 12-month period ended November 30, 2019. After declining at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade war tensions resurfaced, however, and emerging geopolitical pressures increased market volatility. Late in the third quarter, equity market performance was accompanied by a sharp style rotation as quality-growth and lower-volatility stocks, which had performed strongly earlier in the year, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value stocks over the entire period. In November, investors gained confidence that a phase-one trade deal could be reached by the end of the year.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

4 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2009 TO 11/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/2009 to 11/30/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.47%	0.00%

5 Years	1.04%	0.17%

10 Years	1.87%	1.43%

CLASS C SHARES

1 Year	3.66%	2.66%

5 Years	0.30%	0.30%

10 Years	1.13%	1.13%

ADVISOR CLASS SHARES[1]

1 Year	4.72%	4.72%

5 Years	1.30%	1.30%

10 Years	2.16%	2.16%

CLASS R SHARES[1]

1 Year	4.18%	4.18%

5 Years	0.78%	0.78%

10 Years	1.64%	1.64%

CLASS K SHARES[1]

1 Year	4.48%	4.48%

5 Years	1.09%	1.09%

10 Years	1.96%	1.96%

CLASS I SHARES[1]

1 Year	4.87%	4.87%

5 Years	1.52%	1.52%

10 Years	2.37%	2.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.18%, 1.18%, 1.73%, 1.42% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.49%

5 Years	1.66%

10 Years	1.55%

CLASS C SHARES

1 Year	14.66%

5 Years	1.78%

10 Years	1.25%

ADVISOR CLASS SHARES[1]

1 Year	16.82%

5 Years	2.81%

10 Years	2.28%

CLASS R SHARES[1]

1 Year	16.32%

5 Years	2.30%

10 Years	1.76%

CLASS K SHARES[1]

1 Year	16.64%

5 Years	2.61%

10 Years	2.08%

CLASS I SHARES[1]

1 Year	16.95%

5 Years	3.01%

10 Years	2.50%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.90	$6.92	1.31%
Hypothetical**	$1,000	$1,018.50	$6.63	1.31%
Class C
Actual	$1,000	$1,102.70	$10.96	2.08%
Hypothetical**	$1,000	$1,014.64	$10.50	2.08%
Advisor Class
Actual	$1,000	$1,108.70	$5.60	1.06%
Hypothetical**	$1,000	$1,019.75	$5.37	1.06%
Class R
Actual	$1,000	$1,105.20	$8.18	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class K
Actual	$1,000	$1,107.20	$6.81	1.29%
Hypothetical**	$1,000	$1,018.60	$6.53	1.29%
Class I
Actual	$1,000	$1,108.60	$5.34	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $170.4

1

All data are as of November 30, 2019. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.5% or less in the following countries: Australia, Austria, Belgium, Brazil, China, Hong Kong, India, Israel, Spain, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

November 30, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Royal Dutch Shell PLC – Class A	$6,282,576	3.7%

Roche Holding AG	5,219,397	3.1

Airbus SE	4,331,487	2.5

British American Tobacco PLC	3,849,823	2.3

Repsol SA	3,790,771	2.2

AerCap Holdings NV	3,786,481	2.2

GlaxoSmithKline PLC	3,536,294	2.1

Novo Nordisk A/S – Class B	3,504,885	2.1

Samsung Electronics Co., Ltd.	3,427,175	2.0

EDP – Energias de Portugal SA	3,425,647	2.0

	$41,154,536	24.2%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

November 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 17.6%
Banks – 10.3%
Banco Comercial Portugues SA	7,571,640	$1,633,965
Bank Hapoalim BM	209,740	1,691,433
Bank Leumi Le-Israel BM	229,710	1,664,798
Bank of Ireland Group PLC	490,086	2,457,674
Erste Group Bank AG(a)	81,260	2,906,969
ICICI Bank Ltd.	278,990	1,988,632
KBC Group NV	35,420	2,578,259
Mediobanca Banca di Credito Finanziario SpA	240,620	2,686,798

		17,608,528

Capital Markets – 1.7%
Credit Suisse Group AG(a)	218,673	2,862,554

Diversified Financial Services – 1.0%
ORIX Corp.	108,600	1,780,186

Insurance – 4.6%
Allianz SE	12,490	2,987,217
Swiss Re AG	16,420	1,778,551
Zurich Insurance Group AG	7,660	3,006,205

		7,771,973

		30,023,241

Industrials – 13.4%
Aerospace & Defense – 6.4%
Airbus SE	29,477	4,331,487
BAE Systems PLC	357,380	2,646,562
Leonardo SpA	152,758	1,783,562
MTU Aero Engines AG	7,610	2,060,131

		10,821,742

Airlines – 3.8%
Japan Airlines Co., Ltd.	89,100	2,769,756
Qantas Airways Ltd.	436,046	2,156,727
Wizz Air Holdings PLC(a)(b)	30,130	1,536,840

		6,463,323

Professional Services – 1.0%
UT Group Co., Ltd.(c)	59,400	1,683,134

Trading Companies & Distributors – 2.2%
AerCap Holdings NV(a)	61,260	3,786,481

		22,754,680

Consumer Staples – 11.3%
Beverages – 2.8%
Coca-Cola Bottlers Japan Holdings, Inc.	59,700	1,435,162
Coca-Cola European Partners PLC	67,100	3,385,866

		4,821,028

14 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 1.4%
Koninklijke Ahold Delhaize NV	95,800	$2,467,467

Food Products – 4.8%
Morinaga & Co., Ltd./Japan	9,900	504,990
Orkla ASA	317,860	3,076,241
Salmar ASA	36,720	1,747,978
WH Group Ltd.(b)	2,727,000	2,800,317

		8,129,526

Tobacco – 2.3%
British American Tobacco PLC	97,270	3,849,823

		19,267,844

Energy – 9.8%
Oil, Gas & Consumable Fuels – 9.8%
JXTG Holdings, Inc.	625,100	2,778,925
PetroChina Co., Ltd. – Class H	4,036,000	1,854,113
Petroleo Brasileiro SA (Preference Shares)	296,800	2,043,536
Repsol SA	240,787	3,790,771
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A(c)	196,250	5,626,228
Royal Dutch Shell PLC – Class A	22,911	656,348

		16,749,921

Materials – 9.8%
Chemicals – 6.1%
Air Water, Inc.	91,400	1,469,309
Covestro AG(b)	50,040	2,341,119
Evonik Industries AG	70,770	2,052,358
Johnson Matthey PLC	65,979	2,450,663
Tosoh Corp.	132,400	1,973,069

		10,286,518

Containers & Packaging – 0.9%
BillerudKorsnas AB(c)	137,180	1,562,127

Metals & Mining – 2.8%
BlueScope Steel Ltd.	207,895	2,045,754
First Quantum Minerals Ltd.	123,920	1,133,500
Yamato Kogyo Co., Ltd.	66,400	1,636,496

		4,815,750

		16,664,395

Information Technology – 9.8%
Electronic Equipment, Instruments & Components – 0.9%
Zhen Ding Technology Holding Ltd.	323,000	1,422,711

Semiconductors & Semiconductor Equipment – 5.9%
NXP Semiconductors NV	15,440	1,784,555
SCREEN Holdings Co., Ltd.(c)	46,400	3,240,134

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SK Hynix, Inc.	35,900	$2,470,484
Taiwan Semiconductor Manufacturing Co., Ltd.	257,000	2,585,075

		10,080,248

Software – 1.0%
Open Text Corp.(c)	39,690	1,727,978

Technology Hardware, Storage & Peripherals – 2.0%
Samsung Electronics Co., Ltd.	80,170	3,427,175

		16,658,112

Consumer Discretionary – 8.9%
Auto Components – 2.4%
NGK Spark Plug Co., Ltd.	107,500	2,153,706
Valeo SA	49,590	1,953,023

		4,106,729

Automobiles – 2.8%
Peugeot SA	108,684	2,622,624
Subaru Corp.(c)	84,300	2,209,327

		4,831,951

Hotels, Restaurants & Leisure – 1.9%
GVC Holdings PLC	298,780	3,289,777

Leisure Products – 0.9%
Spin Master Corp.(a)(b)(c)	50,570	1,513,712

Textiles, Apparel & Luxury Goods – 0.9%
Pandora A/S	36,630	1,474,609

		15,216,778

Health Care – 8.1%
Health Care Equipment & Supplies – 0.9%
Hoya Corp.	17,100	1,562,322

Pharmaceuticals – 7.2%
GlaxoSmithKline PLC	155,650	3,536,294
Novo Nordisk A/S – Class B	62,351	3,504,885
Roche Holding AG	16,930	5,219,397

		12,260,576

		13,822,898

Utilities – 4.9%
Electric Utilities – 3.8%
EDP – Energias de Portugal SA	846,683	3,425,647
Enel SpA	391,950	2,962,388

		6,388,035

Gas Utilities – 1.1%
ENN Energy Holdings Ltd.	170,000	1,847,624

		8,235,659

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 3.4%
Diversified Telecommunication Services – 1.5%
Nippon Telegraph & Telephone Corp.	49,500	$2,500,693

Entertainment – 1.9%
Nintendo Co., Ltd.	8,600	3,330,225

		5,830,918

Real Estate – 1.4%
Real Estate Management & Development – 1.4%
Aroundtown SA	278,210	2,414,200

Total Common Stocks (cost $156,765,660)		167,638,646

RIGHTS – 0.0%
Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 12/02/19(a)(d)(e)(f) (cost $12,633)	9,781,900	12,651

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(g)(h)(i) (cost $1,535,006)	1,535,006	1,535,006

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $158,313,299)		169,186,303

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.4%
Investment Companies – 5.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(g)(h)(i) (cost $9,199,931)	9,199,931	9,199,931

Total Investments – 104.7% (cost $167,513,230)		178,386,234
Other assets less liabilities – (4.7)%		(8,019,204)

Net Assets – 100.0%		$170,367,030

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	873	RUB	56,120	1/17/20	$(5,548)
Barclays Bank PLC	AUD	2,569	USD	1,742	12/16/19	3,361
Barclays Bank PLC	CAD	2,907	USD	2,210	12/16/19	20,946
Barclays Bank PLC	EUR	505	USD	563	12/16/19	6,305
Barclays Bank PLC	ILS	7,855	USD	2,229	12/16/19	(33,334)
Barclays Bank PLC	JPY	119,383	USD	1,115	12/16/19	22,619
Barclays Bank PLC	USD	6,693	AUD	9,739	12/16/19	(103,345)
Barclays Bank PLC	USD	1,173	EUR	1,061	12/16/19	(2,740)
Barclays Bank PLC	USD	2,788	JPY	294,017	12/16/19	(98,463)
Barclays Bank PLC	INR	105,939	USD	1,471	1/16/20	(50)
Barclays Bank PLC	CNY	25,774	USD	3,619	2/13/20	(41,137)
Barclays Bank PLC	USD	447	CNY	3,140	2/13/20	(1,457)
Barclays Bank PLC	TWD	118,013	USD	3,897	2/20/20	7,636
Barclays Bank PLC	USD	814	IDR	11,634,848	2/27/20	2,365
BNP Paribas SA	USD	2,127	SGD	2,932	12/16/19	17,036
Citibank, NA	BRL	5,518	USD	1,381	12/03/19	77,339
Citibank, NA	USD	1,306	BRL	5,518	12/03/19	(2,993)
Citibank, NA	CHF	1,096	USD	1,118	12/16/19	20,551
Citibank, NA	EUR	3,441	USD	3,811	12/16/19	15,711
Citibank, NA	HKD	16,456	USD	2,100	12/16/19	(2,313)
Citibank, NA	JPY	196,105	USD	1,825	12/16/19	31,075
Citibank, NA	USD	2,410	GBP	1,941	12/16/19	101,214
Citibank, NA	USD	3,467	NOK	31,074	12/16/19	(96,361)
Citibank, NA	USD	2,500	SEK	24,137	12/16/19	22,779
Citibank, NA	CAD	864	USD	649	3/16/20	(1,478)
Credit Suisse International	BRL	5,518	USD	1,306	12/03/19	2,993
Credit Suisse International	USD	1,310	BRL	5,518	12/03/19	(6,404)
Credit Suisse International	CHF	3,331	USD	3,376	12/16/19	41,022
Credit Suisse International	NOK	39,210	USD	4,344	12/16/19	90,644
Credit Suisse International	BRL	5,518	USD	1,308	1/03/20	6,414
Goldman Sachs Bank USA	JPY	55,588	USD	514	12/16/19	5,661
JPMorgan Chase Bank, NA	USD	551	GBP	426	12/16/19	542
JPMorgan Chase Bank, NA	INR	19,723	USD	275	1/16/20	1,132
Morgan Stanley & Co., Inc.	USD	690	CHF	683	12/16/19	(5,885)
Morgan Stanley & Co., Inc.	USD	894	JPY	95,614	12/16/19	(19,777)
Morgan Stanley & Co., Inc.	KRW	341,053	USD	293	2/06/20	3,639
Natwest Markets PLC	EUR	779	USD	868	12/16/19	8,720
Natwest Markets PLC	JPY	162,150	USD	1,498	12/16/19	14,852
Natwest Markets PLC	USD	1,259	AUD	1,790	12/16/19	(47,945)
Natwest Markets PLC	USD	6,397	EUR	5,732	12/16/19	(75,317)
Natwest Markets PLC	USD	1,630	GBP	1,300	12/16/19	52,522
Natwest Markets PLC	USD	10,185	JPY	1,086,769	12/16/19	(243,883)
Natwest Markets PLC	CAD	701	USD	531	3/16/20	2,614
Standard Chartered Bank	USD	508	JPY	53,508	12/16/19	(18,574)
Standard Chartered Bank	KRW	6,563,716	USD	5,613	2/06/20	46,976
Standard Chartered Bank	USD	1,942	JPY	209,976	3/16/20	(10,075)
State Street Bank & Trust Co.	AUD	721	USD	489	12/16/19	839
State Street Bank & Trust Co.	CAD	329	USD	249	12/16/19	948
State Street Bank & Trust Co.	CHF	888	USD	902	12/16/19	13,018

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	1,755	USD	1,951	12/16/19	$15,249
State Street Bank & Trust Co.	HKD	3,784	USD	483	12/16/19	(641)
State Street Bank & Trust Co.	JPY	193,855	USD	1,801	12/16/19	27,560
State Street Bank & Trust Co.	NOK	10,411	USD	1,164	12/16/19	35,284
State Street Bank & Trust Co.	TRY	2,224	USD	374	12/16/19	(11,799)
State Street Bank & Trust Co.	USD	421	AUD	620	12/16/19	(1,633)
State Street Bank & Trust Co.	USD	195	CAD	260	12/16/19	592
State Street Bank & Trust Co.	USD	3,115	CHF	3,064	12/16/19	(46,011)
State Street Bank & Trust Co.	USD	1,054	EUR	957	12/16/19	1,575
State Street Bank & Trust Co.	USD	1,759	EUR	1,586	12/16/19	(10,644)
State Street Bank & Trust Co.	USD	909	GBP	723	12/16/19	25,668
State Street Bank & Trust Co.	USD	499	JPY	52,735	12/16/19	(16,984)
State Street Bank & Trust Co.	USD	441	NZD	686	12/16/19	(916)
State Street Bank & Trust Co.	USD	345	SEK	3,318	12/16/19	1,947
State Street Bank & Trust Co.	USD	390	TRY	2,224	12/16/19	(4,998)
State Street Bank & Trust Co.	CAD	1,078	USD	816	3/16/20	3,902
State Street Bank & Trust Co.	EUR	1,375	USD	1,530	3/16/20	4,072
State Street Bank & Trust Co.	USD	1,451	GBP	1,122	3/16/20	5,386
State Street Bank & Trust Co.	USD	450	GBP	347	3/16/20	(101)
State Street Bank & Trust Co.	USD	473	JPY	51,273	3/16/20	(967)
State Street Bank & Trust Co.	USD	413	TRY	2,441	3/16/20	204
State Street Bank & Trust Co.	USD	420	MXN	8,290	3/17/20	(2,762)
UBS AG	EUR	4,738	USD	5,270	12/16/19	44,893

						$(106,730)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the aggregate market value of these securities amounted to $8,191,988 or 4.8% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $156,778,293)	$167,651,297	(a)
Affiliated issuers (cost $10,734,937—including investment of cash collateral for securities loaned of $9,199,931)	10,734,937
Foreign currencies, at value (cost $964,459)	963,474
Unaffiliated dividends receivable	842,320
Unrealized appreciation on forward currency exchange contracts	807,805
Receivable for investment securities sold	150,258
Receivable for shares of beneficial interest sold	43,984
Affiliated dividends receivable	2,527

Total assets	181,196,602

Liabilities
Payable for collateral received on securities loaned	9,199,931
Unrealized depreciation on forward currency exchange contracts	914,535
Payable for shares of beneficial interest redeemed	211,537
Payable for investment securities purchased	209,779
Advisory fee payable	40,659
Administrative fee payable	36,185
Distribution fee payable	31,107
Transfer Agent fee payable	14,001
Trustees’ fees payable	5,808
Accrued expenses and other liabilities	166,030

Total liabilities	10,829,572

Net Assets	$170,367,030

Composition of Net Assets
Paid-in capital	$284,032,962
Accumulated loss	(113,665,932)

	$170,367,030

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$102,622,934	7,990,867	$12.84	*

C	$4,775,138	383,365	$12.46

Advisor	$37,580,111	2,855,971	$13.16

R	$9,622,638	757,033	$12.71

K	$8,424,645	657,781	$12.81

I	$7,341,564	570,984	$12.86

(a)	Includes securities on loan with a value of $11,746,973 (see Note E).

*	The maximum offering price per share for Class A shares was $13.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $622,636)	$5,239,203
Affiliated issuers	80,910
Securities lending income	3,658	$5,323,771

Expenses
Advisory fee (see Note B)	1,324,619
Distribution fee—Class A	263,080
Distribution fee—Class B	4,024
Distribution fee—Class C	62,212
Distribution fee—Class R	52,540
Distribution fee—Class K	21,756
Transfer agency—Class A	298,161
Transfer agency—Class B	1,498
Transfer agency—Class C	19,029
Transfer agency—Advisor Class	114,599
Transfer agency—Class R	27,321
Transfer agency—Class K	17,405
Transfer agency—Class I	1,016
Custodian	146,236
Registration fees	107,069
Administrative	78,601
Audit and tax	68,508
Printing	58,388
Legal	54,212
Trustees’ fees	22,861
Miscellaneous	35,165

Total expenses	2,778,300
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(276,879)

Net expenses		2,501,421

Net investment income		2,822,350

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(11,654,608)
Forward currency exchange contracts		(793,427)
Foreign currency transactions		(17,034)
Net change in unrealized appreciation/depreciation of:
Investments		16,788,750
Forward currency exchange contracts		(305,907)
Foreign currency denominated assets and liabilities		(1,591)

Net gain on investment and foreign currency transactions		4,016,183

Net Increase in Net Assets from Operations		$6,838,533

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2019		Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,822,350		$2,869,364
Net realized gain (loss) on investment and foreign currency transactions	(12,465,069)		4,830,174
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	16,481,252		(47,483,557)

Net increase (decrease) in net assets from operations	6,838,533		(39,784,019)
Distributions to Shareholders
Class A	(263,015)		(2,949,161)
Class B	– 0	–	(8,775)
Class C	– 0	–	(8,960)
Advisor Class	(222,533)		(1,292,673)
Class R	– 0	–	(259,865)
Class K	(21,405)		(241,365)
Class I	(29,459)		(248,060)
Transactions in Shares of Beneficial Interest
Net decrease	(33,528,533)		(40,053,037)

Total decrease	(27,226,412)		(84,845,915)
Net Assets
Beginning of period	197,593,442		282,439,357

End of period	$170,367,030		$197,593,442

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS

November 30, 2019

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

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NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$30,023,241		$	– 0	–	$30,023,241
Industrials		3,786,481		18,968,199			– 0	–	22,754,680
Consumer Staples		3,385,866		15,881,978			– 0	–	19,267,844
Energy		2,043,536		14,706,385			– 0	–	16,749,921
Materials		2,695,627		13,968,768			– 0	–	16,664,395
Information Technology		3,512,533		13,145,579			– 0	–	16,658,112
Consumer Discretionary		2,988,321		12,228,457			– 0	–	15,216,778
Health Care		3,504,885		10,318,013			– 0	–	13,822,898
Utilities		– 0	–	8,235,659			– 0	–	8,235,659
Communication Services		– 0	–	5,830,918			– 0	–	5,830,918
Real Estate		– 0	–	2,414,200			– 0	–	2,414,200
Rights		– 0	–	– 0	–		12,651		12,651
Short-Term Investments		1,535,006		– 0	–		– 0	–	1,535,006
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		9,199,931		– 0	–		– 0	–	9,199,931

Total Investments in Securities		32,652,186		145,721,397	(a)		12,651		178,386,234
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	807,805			– 0	–	807,805
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(914,535)			– 0	–	(914,535)

Total		$32,652,186		$145,614,667			$12,651		$178,279,504

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although

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NOTES TO FINANCIAL STATEMENTS (continued)

the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets. The fee is accrued daily and paid monthly. Effective July 1, 2019, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. The Expense Caps may not be terminated by the Adviser prior to July 1, 2020. For the year ended November 30, 2019, such reimbursements/waivers amounted to $273,884.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2019, the reimbursement for such services amounted to $78,601.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $168,166 for the year ended November 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $528 from the sale of Class A shares and received $926 and $319 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2019, such waiver amounted to $1,412.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2019 is as follows:

Fund	Market Value 11/30/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$48,082	$46,547	$1,535	$30
Government Money Market Portfolio*		6,542		66,008	63,350	9,200	51

Total						$10,735	$81

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,488,365, $2,353,938 and $2,413,095 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$81,997,838		$116,147,381
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$168,517,554

Gross unrealized appreciation	$23,138,243
Gross unrealized depreciation	(13,245,479)

Net unrealized appreciation	$9,892,764

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$807,805	Unrealized depreciation on forward currency exchange contracts	$914,535

Total		$807,805		$914,535

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(793,427)	$(305,907)

Total		$(793,427)	$(305,907)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$66,589,804
Average principal amount of sale contracts	$67,794,694

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$63,232	$(63,232)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas SA	17,036	– 0	–		– 0	–		– 0	–	17,036
Citibank, NA	268,669	(103,145)			– 0	–		– 0	–	165,524
Credit Suisse International	141,073	(6,404)			– 0	–		– 0	–	134,669
Goldman Sachs Bank USA	5,661	– 0	–		– 0	–		– 0	–	5,661
JPMorgan Chase Bank, NA	1,674	– 0	–		– 0	–		– 0	–	1,674
Morgan Stanley & Co., Inc.	3,639	(3,639)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	78,708	(78,708)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	46,976	(28,649)			– 0	–		– 0	–	18,327
State Street Bank & Trust Co.	136,244	(97,456)			– 0	–		– 0	–	38,788
UBS AG	44,893	– 0	–		– 0	–		– 0	–	44,893

Total	$807,805	$(381,233)		$	– 0	–	$	– 0	–	$426,572	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$5,548	$ – 0	–	$	– 0	–	$	– 0	–	$5,548
Barclays Bank PLC	280,526	(63,232)			– 0	–		– 0	–	217,294
Citibank, NA	103,145	(103,145)			– 0	–		– 0	–	– 0	–
Credit Suisse International	6,404	(6,404)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	25,662	(3,639)			– 0	–		– 0	–	22,023
Royal Bank of Scotland PLC	367,145	(78,708)			– 0	–		– 0	–	288,437
Standard Chartered Bank	28,649	(28,649)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	97,456	(97,456)			– 0	–		– 0	–	– 0	–

Total	$914,535	$(381,233)		$	– 0	–	$	– 0	–	$533,302	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$11,746,973	$9,199,931	$3,300,035	$3,658	$51,168	$1,583

*	As of November 30, 2019.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class A
Shares sold	561,561	1,049,284	$6,790,940	$14,529,518

Shares issued in reinvestment of dividends	20,433	184,867	241,926	2,700,908

Shares converted from Class B	38,306	15,414	490,359	224,115

Shares converted from Class C	158,378	177,623	1,943,293	2,555,655

Shares redeemed	(2,263,861)	(2,646,642)	(27,592,106)	(37,156,835)

Net decrease	(1,485,183)	(1,219,454)	$(18,125,588)	$(17,146,639)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2019		Year Ended November 30, 2018

Class B
Shares sold	1,716		2,133	$20,424		$30,127

Shares issued in reinvestment of dividends	– 0	–	600	– 0	–	8,650

Shares converted to Class A	(39,319)		(15,684)	(490,359)		(224,115)

Shares redeemed	(5,215)		(11,874)	(62,982)		(172,338)

Net decrease	(42,818)		(24,825)	$(532,917)		$(357,676)

Class C
Shares sold	118,886		75,120	$1,376,432		$1,065,028

Shares issued in reinvestment of dividends	– 0	–	561	– 0	–	8,044

Shares converted to Class A	(162,719)		(181,688)	(1,943,293)		(2,555,655)

Shares redeemed	(263,114)		(326,583)	(3,073,424)		(4,595,280)

Net decrease	(306,947)		(432,590)	$(3,640,285)		$(6,077,863)

Advisor Class
Shares sold	424,712		490,736	$5,319,831		$7,199,826

Shares issued in reinvestment of dividends	14,969		70,310	181,126		1,050,427

Shares redeemed	(1,245,603)		(1,126,648)	(15,355,278)		(16,519,911)

Net decrease	(805,922)		(565,602)	$(9,854,321)		$(8,269,658)

Class R
Shares sold	148,937		202,243	$1,800,551		$2,806,420

Shares issued in reinvestment of dividends	– 0	–	17,884	– 0	–	259,323

Shares redeemed	(382,169)		(346,875)	(4,622,772)		(4,831,410)

Net decrease	(233,232)		(126,748)	$(2,822,221)		$(1,765,667)

Class K
Shares sold	140,257		179,840	$1,709,352		$2,596,440

Shares issued in reinvestment of dividends	1,814		16,566	21,405		241,365

Shares redeemed	(248,565)		(295,089)	(3,005,431)		(4,220,453)

Net decrease	(106,494)		(98,683)	$(1,274,674)		$(1,382,648)

Class I
Shares sold	328,956		679,492	$4,017,189		$9,741,768

Shares issued in reinvestment of dividends	2,487		15,113	29,370		220,344

Shares redeemed	(107,056)		(1,066,322)	(1,325,086)		(15,014,998)

Net increase (decrease)	224,387		(371,717)	$2,721,473		$(5,052,886)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from

abfunds.com	AB INTERNATIONAL VALUE FUND | 39

NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$536,412	$5,008,859

Total taxable distributions	$536,412	$5,008,859

40 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,750,162
Accumulated capital and other losses	(126,096,953	)(a)
Unrealized appreciation/(depreciation)	9,882,607	(b)

Total accumulated earnings/(deficit)	$(114,464,184	)(c)

(a)	As of November 30, 2019, the Fund had a net capital loss carryforward of $126,096,953. The Fund also had $123,201,431 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund had a net short-term capital loss carryforward of $42,899,547 and a net long-term capital loss carryforward of $83,197,406, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.32		$ 14.98		$ 11.93		$ 12.67		$ 13.06

Income From Investment Operations

Net investment income(a)	.19	(b)	.16	(b)	.20	(b)†	.19	(b)	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(2.54)		2.87		(.75)		(.23)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.55		(2.38)		3.07		(.56)		.01

Less: Dividends

Dividends from net investment income	(.03)		(.28)		(.02)		(.18)		(.40)

Net asset value, end of period	$ 12.84		$ 12.32		$ 14.98		$ 11.93		$ 12.67

Total Return

Total investment return based on net asset value(d)*	4.47%		(16.20)%		25.78	%†	(4.49)%		.14%††

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$102		$117		$160		$129		$168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.44%		1.43%		1.45%		1.50%		1.41%

Expenses, before waivers/reimbursements(e)	1.61%		1.43%		1.46%		1.50%		1.41%

Net investment income	1.56	%(b)	1.11	%(b)	1.43	%(b)†	1.61	%(b)	1.90%

Portfolio turnover rate	47%		34%		50%		58%		71%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.02		$ 14.45		$ 11.57		$ 12.28		$ 12.67

Income From Investment Operations

Net investment income(a)	.10	(b)	.05	(b)	.07	(b)†	.10	(b)	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34		(2.47)		2.81		(.74)		(.23)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.44		(2.42)		2.88		(.64)		(.09)

Less: Dividends

Dividends from net investment income	– 0	–	(.01)		– 0	–	(.07)		(.30)

Net asset value, end of period	$ 12.46		$ 12.02		$ 14.45		$ 11.57		$ 12.28

Total Return

Total investment return based on net asset value(d)*	3.66%		(16.77)%		24.89	%†	(5.22)%		(.62	)%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,775		$8,295		$16,223		$42,198		$58,504

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.22%		2.18%		2.22%		2.25%		2.15%

Expenses, before waivers/reimbursements(e)	2.37%		2.18%		2.23%		2.25%		2.15%

Net investment income	.86	%(b)	.34	%(b)	.50	%(b)†	.84	%(b)	1.15%

Portfolio turnover rate	47%		34%		50%		58%		71%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.63		$ 15.33		$ 12.20		$ 12.96		$ 13.37

Income From Investment Operations

Net investment income(a)	.23	(b)	.20	(b)	.23	(b)†	.22	(b)	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		(2.59)		2.94		(.77)		(.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.59		(2.39)		3.17		(.55)		.04

Less: Dividends

Dividends from net investment income	(.06)		(.31)		(.04)		(.21)		(.45)

Net asset value, end of period	$ 13.16		$ 12.63		$ 15.33		$ 12.20		$ 12.96

Total Return

Total investment return based on net asset value(d)*	4.72%		(15.92)%		26.08	%†	(4.26)%		.38%††

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$38		$46		$65		$61		$81

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.20%		1.18%		1.21%		1.25%		1.14%

Expenses, before waivers/reimbursements(e)	1.36%		1.18%		1.21%		1.25%		1.14%

Net investment income	1.84	%(b)	1.36	%(b)	1.66	%(b)†	1.84	%(b)	2.16%

Portfolio turnover rate	47%		34%		50%		58%		71%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.20		$ 14.83		$ 11.82		$ 12.54		$ 12.96

Income From Investment Operations

Net investment income(a)	.16	(b)	.12	(b)	.16	(b)†	.16	(b)	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(2.52)		2.85		(.75)		(.24)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.51		(2.40)		3.01		(.59)		(.04)

Less: Dividends

Dividends from net investment income	– 0	–	(.23)		– 0	–	(.13)		(.38)

Net asset value, end of period	$ 12.71		$ 12.20		$ 14.83		$ 11.82		$ 12.54

Total Return

Total investment return based on net asset value(d)*	4.18%		(16.41)%		25.52	%†	(4.69)%		(.23	)%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,623		$12,079		$16,561		$15,684		$19,181

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.69%		1.72%		1.71%		1.71%		1.69%

Expenses, before waivers/reimbursements(e)	1.83%		1.73%		1.72%		1.71%		1.69%

Net investment income	1.32	%(b)	.82	%(b)	1.15	%(b)†	1.38	%(b)	1.60%

Portfolio turnover rate	47%		34%		50%		58%		71%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.29		$ 14.93		$ 11.90		$ 12.62		$ 13.04

Income From Investment Operations

Net investment income(a)	.20	(b)	.16	(b)	.20	(b)†	.20	(b)	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(2.52)		2.86		(.74)		(.25)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.55		(2.36)		3.06		(.54)		– 0	–

Less: Dividends

Dividends from net investment income	(.03)		(.28)		(.03)		(.18)		(.42)

Net asset value, end of period	$ 12.81		$ 12.29		$ 14.93		$ 11.90		$ 12.62

Total Return

Total investment return based on net asset value(d)*	4.48%		(16.09)%		25.80	%†	(4.34)%		.07	%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,425		$9,390		$12,888		$10,955		$11,979

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.40%		1.41%		1.40%		1.40%		1.38%

Expenses, before waivers/reimbursements(e)	1.52%		1.42%		1.41%		1.40%		1.38%

Net investment income	1.65	%(b)	1.12	%(b)	1.47	%(b)†	1.72	%(b)	1.93%

Portfolio turnover rate	47%		34%		50%		58%		71%

See footnote summary on page 49.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 12.35		$ 15.01		$ 11.94		$ 12.68		$ 13.11

Income From Investment Operations

Net investment income(a)	.24	(b)	.23	(b)	.25	(b)†	.25	(b)	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(2.54)		2.89		(.75)		(.25)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.59		(2.31)		3.14		(.50)		.06

Less: Dividends

Dividends from net investment income	(.08)		(.35)		(.07)		(.24)		(.49)

Net asset value, end of period	$ 12.86		$ 12.35		$ 15.01		$ 11.94		$ 12.68

Total Return

Total investment return based on net asset value(d)*	4.87%		(15.77)%		26.41	%†	(3.98)%		.57%††

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,342		$4,280		$10,781		$2,504		$3,598

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.03%		.98%		.96%		.97%		.93%

Expenses, before waivers/reimbursements(e)	1.11%		.99%		.97%		.97%		.93%

Net investment income	1.97	%(b)	1.61	%(b)	1.79	%(b)†	2.07	%(b)	2.39%

Portfolio turnover rate	47%		34%		50%		58%		71%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2019 by .19%.

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by .33%. See Note A.4.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 24, 2020

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2019.

For the taxable period ended November 30, 2019, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2019, $487,630 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,396,151.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1)* Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Bermudez will join the Board on January 1, 2020.

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,^,* 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Tawhid Ali 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of European Value Equities since 2012.

Avi Lavi 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Global and International Value Equities.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

62 | AB INTERNATIONAL VALUE FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

abfunds.com	AB INTERNATIONAL VALUE FUND | 63

relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the

64 | AB INTERNATIONAL VALUE FUND	abfunds.com

differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors requested that the Adviser waive its fees or reimburse the Fund’s

abfunds.com	AB INTERNATIONAL VALUE FUND | 65

expenses so that its total expense ratio would be limited to 125 basis points (the same as the current median expense ratio of the expense universe for the Fund), commencing on the July 1, 2019 continuance date for the Advisory Agreement, and the Adviser agreed to do so.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

66 | AB INTERNATIONAL VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB INTERNATIONAL VALUE FUND | 67

NOTES

68 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0151-1119

NOV    11.30.19

ANNUAL REPORT

AB VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

ANNUAL REPORT

January 7, 2020

This report provides management’s discussion of fund performance for AB Value Fund for the annual reporting period ended November 30, 2019.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB VALUE FUND[1]

Class A Shares	11.60%	4.14%

Class C Shares	11.21%	3.35%

Advisor Class Shares[2]	11.73%	4.43%

Class R Shares[2]	11.32%	3.69%

Class K Shares[2]	11.52%	4.03%

Class I Shares[2]	11.76%	4.42%

Russell 1000 Value Index	13.56%	11.33%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2019, by 0.02% and 0.04%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2019.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Overall security selection detracted, relative to the benchmark. Selection within technology and health care led the underperformance, while selection within financials and real estate contributed. Sector selection added to returns, as gains from an overweight to technology offset losses from an underweight to industrials.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection detracted, mainly within technology and health care, while selection within financials and real estate contributed. Sector selection detracted, led by an underweight in industrials, although losses were somewhat offset by an overweight in technology.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB VALUE FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks recorded double-digit returns and emerging markets rallied during the 12-month period ended November 30, 2019. After declining at the end of 2018, equity markets rebounded dramatically in January as strong corporate earnings and optimism about a trade truce between the US and China calmed investors. Trade war tensions resurfaced, however, and emerging geopolitical pressures increased market volatility. Late in the third quarter, equity market performance was accompanied by a sharp style rotation as quality-growth and lower-volatility stocks, which had performed strongly earlier in the year, lagged and value stocks outperformed. However, for the most part, growth stocks continued to outperform value stocks over the entire period. In November, investors gained confidence that a phase-one trade deal could be reached by the end of the year.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

abfunds.com	AB VALUE FUND | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB VALUE FUND | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2009 TO 11/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/2009 to 11/30/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.14%	-0.27%

5 Years	2.98%	2.09%

10 Years	8.06%	7.59%

CLASS C SHARES

1 Year	3.35%	2.36%

5 Years	2.21%	2.21%

10 Years	7.27%	7.27%

ADVISOR CLASS SHARES[1]

1 Year	4.43%	4.43%

5 Years	3.24%	3.24%

10 Years	8.36%	8.36%

CLASS R SHARES[1]

1 Year	3.69%	3.69%

5 Years	2.53%	2.53%

10 Years	7.65%	7.65%

CLASS K SHARES[1]

1 Year	4.03%	4.03%

5 Years	2.85%	2.85%

10 Years	7.98%	7.98%

CLASS I SHARES[1]

1 Year	4.42%	4.42%

5 Years	3.29%	3.29%

10 Years	8.43%	8.43%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.97%, 1.73%, 0.72%, 1.42%, 1.11% and 0.68% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.80%

5 Years	2.52%

10 Years	7.73%

CLASS C SHARES

1 Year	17.92%

5 Years	2.65%

10 Years	7.41%

ADVISOR CLASS SHARES[1]

1 Year	20.15%

5 Years	3.68%

10 Years	8.50%

CLASS R SHARES[1]

1 Year	19.28%

5 Years	2.95%

10 Years	7.77%

CLASS K SHARES[1]

1 Year	19.66%

5 Years	3.29%

10 Years	8.11%

CLASS I SHARES[1]

1 Year	20.22%

5 Years	3.73%

10 Years	8.57%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,116.00	$5.30	1.00%	$5.30	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%	$5.06	1.00%
Class C
Actual	$1,000	$1,112.10	$9.27	1.75%	$9.27	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%	$8.85	1.75%
Advisor Class
Actual	$1,000	$1,117.30	$3.93	0.74%	$3.98	0.75%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$3.80	0.75%
Class R
Actual	$1,000	$1,113.20	$7.63	1.44%	$7.68	1.45%
Hypothetical**	$1,000	$1,017.85	$7.28	1.44%	$7.33	1.45%
Class K
Actual	$1,000	$1,115.20	$5.99	1.13%	$5.99	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%	$5.72	1.13%
Class I
Actual	$1,000	$1,117.60	$3.72	0.70%	$3.72	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%	$3.55	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $378.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Bank of America Corp.	$18,805,575	5.0%

Wells Fargo & Co.	18,517,217	4.9

Oracle Corp.	18,029,642	4.8

Comcast Corp. – Class A	17,539,691	4.6

PepsiCo, Inc.	14,976,616	3.9

Pfizer, Inc.	11,640,320	3.1

Synchrony Financial	11,507,653	3.0

Marathon Petroleum Corp.	11,072,197	2.9

American Electric Power Co., Inc.	10,988,948	2.9

Western Digital Corp.	9,771,670	2.6

	$142,849,529	37.7%

1	All data are as of November 30, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 24.5%
Banks – 14.4%
Bank of America Corp.	564,393	$18,805,575
Citigroup, Inc.	94,492	7,098,239
Comerica, Inc.	51,282	3,610,765
Wells Fargo & Co.	340,015	18,517,217
Zions Bancorp NA(a)	128,855	6,414,402

		54,446,198

Capital Markets – 1.1%
Morgan Stanley	82,537	4,083,931

Consumer Finance – 3.0%
Synchrony Financial	307,609	11,507,653

Insurance – 6.0%
Everest Re Group Ltd.	18,720	5,077,987
Fidelity National Financial, Inc.	153,335	7,303,346
Progressive Corp. (The)	39,826	2,909,289
Reinsurance Group of America, Inc. – Class A	45,287	7,493,187

		22,783,809

		92,821,591

Information Technology – 13.4%
Communications Equipment – 3.6%
Juniper Networks, Inc.	368,285	9,229,222
Nokia Oyj (Sponsored ADR) – Class A(a)	1,301,612	4,555,642

		13,784,864

Semiconductors & Semiconductor Equipment – 2.4%
KLA Corp.	21,864	3,582,635
NXP Semiconductors NV	48,094	5,558,705

		9,141,340

Software – 4.8%
Oracle Corp.	321,155	18,029,642

Technology Hardware, Storage & Peripherals – 2.6%
Western Digital Corp.	194,152	9,771,670

		50,727,516

Health Care – 11.1%
Health Care Equipment & Supplies – 2.2%
Medtronic PLC	74,123	8,256,561

Health Care Providers & Services – 2.5%
UnitedHealth Group, Inc.	34,073	9,536,010

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 6.4%
Perrigo Co. PLC	55,691	$2,853,050
Pfizer, Inc.	302,189	11,640,320
Roche Holding AG (Sponsored ADR)	249,582	9,626,378

		24,119,748

		41,912,319

Consumer Staples – 9.7%
Beverages – 4.0%
PepsiCo, Inc.	110,260	14,976,616

Food & Staples Retailing – 3.4%
US Foods Holding Corp.(b)	152,377	6,060,033
Walmart, Inc.	57,115	6,801,826

		12,861,859

Tobacco – 2.3%
Philip Morris International, Inc.	106,091	8,798,126

		36,636,601

Communication Services – 8.4%
Diversified Telecommunication Services – 8.4%
Charter Communications, Inc. – Class A(b)	18,445	8,669,334
Comcast Corp. – Class A	397,275	17,539,691
Verizon Communications, Inc.	93,644	5,641,115

		31,850,140

Energy – 7.2%
Energy Equipment & Services – 0.7%
Dril-Quip, Inc.(b)	35,539	1,501,878
NexTier Oilfield Solutions, Inc.(b)	223,369	1,069,938

		2,571,816

Oil, Gas & Consumable Fuels – 6.5%
Diamondback Energy, Inc.	24,103	1,864,126
EOG Resources, Inc.	104,359	7,399,053
Hess Corp.	71,692	4,451,356
Marathon Petroleum Corp.	182,589	11,072,197

		24,786,732

		27,358,548

Consumer Discretionary – 6.8%
Auto Components – 2.4%
Lear Corp.	20,709	2,491,500
Magna International, Inc. – Class A (United States)	123,257	6,781,600

		9,273,100

Hotels, Restaurants & Leisure – 0.8%
Papa John’s International, Inc.	47,117	2,981,564

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 3.0%
AutoZone, Inc.(b)	3,226	$3,799,970
Gap, Inc. (The)(a)	247,820	4,116,290
Michaels Cos., Inc. (The)(a)(b)	221,218	1,809,563
Signet Jewelers Ltd.(a)	85,725	1,574,769

		11,300,592

Textiles, Apparel & Luxury Goods – 0.6%
Capri Holdings Ltd.(b)	63,252	2,349,179

		25,904,435

Utilities – 6.2%
Electric Utilities – 6.2%
American Electric Power Co., Inc.	120,295	10,988,948
FirstEnergy Corp.	129,991	6,199,271
NextEra Energy, Inc.	27,820	6,504,873

		23,693,092

Real Estate – 5.6%
Equity Real Estate Investment Trusts (REITs) – 5.6%
Americold Realty Trust	85,637	3,221,664
CubeSmart	91,776	2,830,372
Mid-America Apartment Communities, Inc.	68,297	9,295,905
Sun Communities, Inc.	35,760	5,890,029

		21,237,970

Industrials – 5.4%
Airlines – 2.5%
Alaska Air Group, Inc.	76,733	5,295,344
JetBlue Airways Corp.(b)	214,321	4,129,966

		9,425,310

Building Products – 1.7%
Masco Corp.	136,196	6,339,924

Road & Rail – 1.2%
Knight-Swift Transportation Holdings, Inc.(a)	125,754	4,651,640

		20,416,874

Materials – 1.3%
Chemicals – 0.9%
Westlake Chemical Corp.	49,103	3,372,394

Metals & Mining – 0.4%
Century Aluminum Co.(b)	202,703	1,429,056

		4,801,450

Total Common Stocks (cost $328,416,356)		377,360,536

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(c)(d)(e) (cost $2,147,215)	2,147,215	$2,147,215

Total Investments – 100.2% (cost $330,563,571)		379,507,751
Other assets less liabilities – (0.2)%		(670,781)

Net Assets – 100.0%		$378,836,970

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF ASSETS & LIABILITIES

November 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $328,416,356)	$377,360,536	(a)
Affiliated issuers (cost $2,147,215)	2,147,215
Unaffiliated dividends receivable	769,005
Receivable for shares of beneficial interest sold	153,390
Affiliated dividends receivable	2,199
Other assets	42,600

Total assets	380,474,945

Liabilities
Payable for investment securities purchased	1,090,839
Payable for shares of beneficial interest redeemed	214,268
Advisory fee payable	171,660
Administrative fee payable	36,185
Distribution fee payable	12,995
Transfer Agent fee payable	10,390
Trustees’ fees payable	5,808
Accrued expenses	95,830

Total liabilities	1,637,975

Net Assets	$378,836,970

Composition of Net Assets
Paid-in capital	$322,024,542
Distributable earnings	56,812,428

	$378,836,970

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$46,800,166	3,058,648	$15.30	*

C	$1,898,908	124,287	$15.28

Advisor	$320,679,597	20,913,402	$15.33

R	$577,860	38,157	$15.14

K	$7,267,347	484,242	$15.01

I	$1,613,092	106,112	$15.20

(a)	Includes securities on loan with a value of $19,035,388 (see Note E).

*	The maximum offering price per share for Class A shares was $15.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $111,767)	$8,631,011
Affiliated issuers	124,814
Securities lending income	23,809	$8,779,634

Expenses
Advisory fee (see Note B)	2,035,886
Distribution fee—Class A	115,978
Distribution fee—Class B	4,863
Distribution fee—Class C	22,312
Distribution fee—Class R	3,231
Distribution fee—Class K	19,420
Transfer agency—Class A	27,072
Transfer agency—Class B	506
Transfer agency—Class C	1,489
Transfer agency—Advisor Class	181,674
Transfer agency—Class R	1,681
Transfer agency—Class K	15,536
Transfer agency—Class I	304
Custodian	108,457
Registration fees	105,825
Administrative	78,601
Audit and tax	51,069
Printing	48,488
Legal	41,350
Trustees’ fees	22,861
Miscellaneous	22,822

Total expenses	2,909,425
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,486)
Less: expenses waived by the Distributor (see Note C)	(3,404)

Net expenses		2,900,535

Net investment income		5,879,099

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		2,970,234
Net change in unrealized appreciation/depreciation of investments		7,799,213

Net gain on investment transactions		10,769,447

Net Increase in Net Assets from Operations		$16,648,546

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2019	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,879,099	$4,428,832
Net realized gain on investment transactions	2,970,234	12,078,650
Net change in unrealized appreciation/depreciation of investments	7,799,213	(25,436,852)

Net increase (decrease) in net assets from operations	16,648,546	(8,929,370)
Distributions to Shareholders
Class A	(2,133,788)	(591,729)
Class B	(23,746)	(7,286)
Class C	(84,904)	– 0	–
Advisor Class	(13,862,492)	(4,214,926)
Class R	(31,746)	(6,683)
Class K	(341,049)	(90,350)
Class I	(66,275)	(38,565)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	541,926	(27,960,432)

Total increase (decrease)	646,472	(41,839,341)
Net Assets
Beginning of period	378,190,498	420,029,839

End of period	$378,836,970	$378,190,498

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2019

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$377,360,536		$	– 0	–	$	– 0	–	$377,360,536
Short-Term Investments	2,147,215			– 0	–		– 0	–	2,147,215

Total Investments in Securities	379,507,751			– 0	–		– 0	–	379,507,751
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$379,507,751		$	– 0	–	$	– 0	–	$379,507,751

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2019, the reimbursement for such services amounted to $78,601.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $125,233 for the year ended November 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $614 from the sale of Class A shares and received $160 and $91 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2019, such waiver amounted to $4,681.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2019 is as follows:

Fund	Market Value 11/30/18 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/19 (000)		Dividend Income (000)
Government Money Market Portfolio	$4,974		$106,796	$109,623	$2,147		$106
Government Money Market Portfolio*	– 0	–	71,009	71,009	– 0	–	19

Total					$2,147		$125

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective November 1, 2005, with respect to Class B shares, payments to the Distributor were voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2019, such waiver amounted to $3,404. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $973,661, $146,262 and $84,650 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$163,481,193		$167,199,644
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$330,761,031

Gross unrealized appreciation	$65,194,145
Gross unrealized depreciation	(16,447,425)

Net unrealized appreciation	$48,746,720

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2019.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the

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NOTES TO FINANCIAL STATEMENTS (continued)

securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2019 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 19,035,388	$	– 0 –	$19,514,577	$23,809	$18,528	$805

*	As of November 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class A
Shares sold	106,949	197,228	$1,522,824	$3,102,069

Shares issued in reinvestment of dividends	132,088	32,431	1,837,342	513,060

Shares converted from Class B	40,841	10,219	619,419	161,557

Shares converted from Class C	34,105	36,471	495,251	568,073

Shares redeemed	(593,135)	(594,162)	(8,504,424)	(9,448,621)

Net decrease	(279,152)	(317,813)	$(4,029,588)	$(5,103,862)

Class B
Shares sold	2,020	2,715	$29,268	$43,242

Shares issued in reinvestment of dividends	1,677	446	23,481	7,091

Shares converted to Class A	(40,626)	(10,169)	(619,419)	(161,557)

Shares redeemed	(1,839)	(6,223)	(25,789)	(100,111)

Net decrease	(38,768)	(13,231)	$(592,459)	$(211,335)

Class C
Shares sold	17,361	21,448	$241,372	$338,804

Shares issued in reinvestment of dividends	4,766	– 0	–	66,721	– 0	–

Shares converted to Class A	(34,043)	(36,488)	(495,251)	(568,073)

Shares redeemed	(39,060)	(77,691)	(563,799)	(1,222,249)

Net decrease	(50,976)	(92,731)	$(750,957)	$(1,451,518)

Advisor Class
Shares sold	3,366,195	2,639,855	$47,909,722	$42,063,523

Shares issued in reinvestment of dividends	928,352	225,584	12,913,373	3,568,734

Shares redeemed	(3,698,138)	(4,005,756)	(53,750,259)	(63,617,327)

Net increase (decrease)	596,409	(1,140,317)	$7,072,836	$(17,985,070)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class R
Shares sold	11,456	10,596	$164,982	$166,094

Shares issued in reinvestment of dividends	2,295	425	31,745	6,682

Shares redeemed	(31,314)	(24,413)	(452,597)	(384,077)

Net decrease	(17,563)	(13,392)	$(255,870)	$(211,301)

Class K
Shares sold	75,800	161,039	$1,064,782	$2,568,001

Shares issued in reinvestment of dividends	24,948	5,810	341,047	90,350

Shares redeemed	(172,269)	(261,456)	(2,443,061)	(4,118,090)

Net decrease	(71,521)	(94,607)	$(1,037,232)	$(1,459,739)

Class I
Shares sold	18,102	172	$264,906	$2,706

Shares issued in reinvestment of dividends	24	1,020	330	15,994

Shares redeemed	(8,822)	(96,968)	(130,040)	(1,556,307)

Net increase (decrease)	9,304	(95,776)	$135,196	$(1,537,607)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered

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NOTES TO FINANCIAL STATEMENTS (continued)

Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$4,542,798	$4,949,539
Net long-term capital gains	12,001,202	– 0	–

Total taxable distributions paid	$16,544,000	$4,949,539

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,271,014
Undistributed capital gains	2,794,693
Unrealized appreciation/(depreciation)	48,746,720	(a)

Total accumulated earnings/(deficit)	$56,812,427

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

32 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB VALUE FUND | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.36	$ 15.93	$ 14.29	$ 13.86	$ 14.51

Income From Investment Operations

Net investment income(a)	.20	(b)	.14	(b)	.15	(b)†	.16	(b)	.16

Net realized and unrealized gain (loss) on investment transactions	.38	(.55)	1.65	.44	(.60)

Net increase (decrease) in net asset value from operations	.58	(.41)	1.80	.60	(.44)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.16)	(.16)	(.17)	(.21)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.64)	(.16)	(.16)	(.17)	(.21)

Net asset value, end of period	$ 15.30	$ 15.36	$ 15.93	$ 14.29	$ 13.86

Total Return

Total investment return based on net asset value(c)*	4.14%	(2.52)%	12.68	%†	4.44%	(3.07)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,800	$51,284	$58,220	$49,150	$54,560

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.99%	.97%	.98%	1.00%	1.03%

Expenses, before waivers/reimbursements	.99%	.97%	.98%	1.00%	1.03%

Net investment income	1.38	%(b)	.90	%(b)	1.02	%(b)†	1.22	%(b)	1.15%

Portfolio turnover rate	45%	40%	41%	74%	91%

See footnote summary on page 40.

34 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.30	$ 15.81	$ 14.19	$ 13.76	$ 14.41

Income From Investment Operations

Net investment income(a)	.09	(b)	.02	(b)	.04	(b)†	.06	(b)	.06

Net realized and unrealized gain (loss) on investment transactions	.38	(.53)	1.64	.44	(.60)

Net increase (decrease) in net asset value from operations	.47	(.51)	1.68	.50	(.54)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.06)	(.07)	(.11)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.49)	– 0	–	(.06)	(.07)	(.11)

Net asset value, end of period	$ 15.28	$ 15.30	$ 15.81	$ 14.19	$ 13.76

Total Return

Total investment return based on net asset value(c)*	3.35%	(3.23)%	11.84	%†	3.64%	(3.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,899	$2,681	$4,238	$14,545	$15,571

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.74%	1.72%	1.73%	1.74%	1.73%

Expenses, before waivers/reimbursements	1.74%	1.73%	1.74%	1.74%	1.73%

Net investment income	.62	%(b)	.13	%(b)	.26	%(b)†	.47	%(b)	.44%

Portfolio turnover rate	45%	40%	41%	74%	91%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.40	$ 15.96	$ 14.31	$ 13.89	$ 14.55

Income From Investment Operations

Net investment income(a)	.24	(b)	.18	(b)	.19	(b)†	.19	(b)	.21

Net realized and unrealized gain (loss) on investment transactions	.37	(.54)	1.65	.45	(.62)

Net increase (decrease) in net asset value from operations	.61	(.36)	1.84	.64	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.20)	(.19)	(.22)	(.25)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.68)	(.20)	(.19)	(.22)	(.25)

Net asset value, end of period	$ 15.33	$ 15.40	$ 15.96	$ 14.31	$ 13.89

Total Return

Total investment return based on net asset value(c)*	4.43%	(2.31)%	13.02	%†	4.72%	(2.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$320,680	$312,921	$342,437	$319,337	$313,391

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.74%	.72%	.73%	.74%	.73%

Expenses, before waivers/reimbursements	.74%	.72%	.73%	.74%	.73%

Net investment income	1.64	%(b)	1.15	%(b)	1.26	%(b)†	1.48	%(b)	1.45%

Portfolio turnover rate	45%	40%	41%	74%	91%

See footnote summary on page 40.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.20	$ 15.76	$ 14.14	$ 13.69	$ 14.34

Income From Investment Operations

Net investment income(a)	.13	(b)	.07	(b)	.09	(b)†	.10	(b)	.11

Net realized and unrealized gain (loss) on investment transactions	.38	(.53)	1.62	.44	(.60)

Net increase (decrease) in net asset value from operations	.51	(.46)	1.71	.54	(.49)

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.10)	(.09)	(.09)	(.16)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.57)	(.10)	(.09)	(.09)	(.16)

Net asset value, end of period	$ 15.14	$ 15.20	$ 15.76	$ 14.14	$ 13.69

Total Return

Total investment return based on net asset value(c)*	3.69%	(2.96)%	12.17	%†	3.99%	(3.47)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$578	$847	$1,089	$1,190	$1,127

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.44%	1.42%	1.41%	1.43%	1.41%

Expenses, before waivers/reimbursements	1.44%	1.42%	1.41%	1.43%	1.41%

Net investment income	.90	%(b)	.43	%(b)	.59	%(b)†	.78	%(b)	.76%

Portfolio turnover rate	45%	40%	41%	74%	91%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.08	$ 15.63	$ 14.03	$ 13.62	$ 14.27

Income From Investment Operations

Net investment income(a)	.18	(b)	.12	(b)	.13	(b)†	.14	(b)	.15

Net realized and unrealized gain (loss) on investment transactions	.37	(.53)	1.62	.43	(.59)

Net increase (decrease) in net asset value from operations	.55	(.41)	1.75	.57	(.44)

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.14)	(.15)	(.16)	(.21)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.62)	(.14)	(.15)	(.16)	(.21)

Net asset value, end of period	$ 15.01	$ 15.08	$ 15.63	$ 14.03	$ 13.62

Total Return

Total investment return based on net asset value(c)*	4.03%	(2.65)%	12.56	%†	4.26%	(3.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,267	$8,380	$10,167	$10,976	$10,345

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.13%	1.11%	1.11%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.13%	1.11%	1.12%	1.11%	1.11%

Net investment income	1.24	%(b)	.75	%(b)	.88	%(b)†	1.10	%(b)	1.07%

Portfolio turnover rate	45%	40%	41%	74%	91%

See footnote summary on page 40.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 15.27	$ 15.82	$ 14.20	$ 13.78	$ 14.44

Income From Investment Operations

Net investment income(a)	.24	(b)	.18	(b)	.19	(b)†	.20	(b)	.21

Net realized and unrealized gain (loss) on investment transactions	.38	(.53)	1.63	.44	(.61)

Net increase (decrease) in net asset value from operations	.62	(.35)	1.82	.64	(.40)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.20)	(.20)	(.22)	(.26)

Distributions from net realized gain on investment transactions	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.69)	(.20)	(.20)	(.22)	(.26)

Net asset value, end of period	$ 15.20	$ 15.27	$ 15.82	$ 14.20	$ 13.78

Total Return

Total investment return based on net asset value(c)*	4.42%	(2.16)%	12.96	%†	4.81%	(2.81)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,613	$1,479	$3,048	$3,046	$3,048

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.70%	.68%	.68%	.69%	.69%

Expenses, before waivers/reimbursements	.70%	.68%	.69%	.69%	.69%

Net investment income	1.68	%(b)	1.17	%(b)	1.31	%(b)†	1.52	%(b)	1.50%

Portfolio turnover rate	45%	40%	41%	74%	91%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016 and November 30, 2015 by .04%, .06%, .07%, .21% and .13%, respectively.

See notes to financial statements.

40 | AB VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB VALUE FUND | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 24, 2020

42 | AB VALUE FUND	abfunds.com

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2019. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

abfunds.com	AB VALUE FUND | 43

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1)* Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2)(3), Vice President Cem Inal(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

3	Mr. Paul is expected to retire effective December 31, 2020.

*	Mr. Bermudez will join the Board on January 1, 2020.

44 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

abfunds.com	AB VALUE FUND | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

46 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,^ 68 (2020)

Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.

		91	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

abfunds.com	AB VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

48 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

abfunds.com	AB VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

50 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee when he joins the Board on January 1, 2020.

abfunds.com	AB VALUE FUND | 51

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Joseph G. Paul 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of US Large Cap Value Equities and Head Strategic Equities.

Cem Inal 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2015. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

52 | AB VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

abfunds.com	AB VALUE FUND | 53

dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

54 | AB VALUE FUND	abfunds.com

relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the

abfunds.com	AB VALUE FUND | 55

differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

56 | AB VALUE FUND	abfunds.com

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB VALUE FUND | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

58 | AB VALUE FUND	abfunds.com

NOTES

abfunds.com	AB VALUE FUND | 59

NOTES

60 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0151-1119

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Value Fund	2018	$43,383	$0	$25,924
	2019	$43,383	$—	$33,945
AB Discovery Value Fund	2018	$38,527	$2	$26,411
	2019	$38,527	$—	$33,846
AB Value Fund	2018	$33,832	$1	$22,901
	2019	$33,832	$—	$30,287

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Value Fund	2018	$840,596	$25,924
			$—
			$(25,924)
	2019	$778,001	$33,945
			$—
			$(33,945)
AB Discovery Value Fund	2018	$841,084	$26,413
			$(2)
			$(26,411)
	2019	$777,902	$33,846
			$—
			$(33,846)
AB Value Fund	2018	$837,573	$22,902
			$(1)
			$(22,901)
	2019	$774,343	$30,287
			$—
			$(30,287)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2020